BlackRock ETF Trust
iShares A.I. Innovation and Tech Active ETF
(the “Fund”)
Supplement dated August 14, 2025 to the Summary Prospectus and Prospectus of the Fund, each dated October 16, 2024, as amended and supplemented to date
Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:
The sixth and seventh paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (including total return swaps, some of which may be known as contracts for difference) (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may not enter into derivative transactions that create economic leverage.
The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).
The Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries. The Fund may not invest more than 20% of its net assets in the securities of a single issuer.
The section of the Summary Prospectus and the Prospectus entitled “Summary of Principal Risks” is amended to add the following:
Tokyo Stock Exchange Issuer Limitation Risk. Because the Fund is held by another fund that is listed on the Tokyo Stock Exchange, the Fund is required to limit its exposure to a single issuer to less than 20% of the Fund’s net assets. In the event of a breach, the Fund is required to reduce the position to below 20% of net assets within one month. If the Fund is required to undertake such a sale, it could have adverse tax consequences for the Fund or impact Fund performance.
The eighth and ninth paragraphs of the section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (including total return swaps, some of which may be known as contracts for difference) (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may not enter into derivative transactions that create economic leverage.
The Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).
The Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries. The Fund may not invest more than 20% of its net assets in the securities of a single issuer.
The section of the Prospectus entitled “More Information About the Fund — A Further Discussion of Principal Risks” is amended to add the following:
Tokyo Stock Exchange Issuer Limitation Risk. Because the Fund is held by another fund that is listed on the Tokyo Stock Exchange, the Fund is required to limit its exposure to a single issuer to less than 20% of the Fund’s net assets. In the event of a breach, the Fund is required to reduce the position to below 20% of net assets within one month. If the Fund is required to undertake such a sale, it could have adverse tax consequences for the Fund or impact Fund performance.
Shareholders should retain this Supplement for future reference.
PR2‑BAI‑0825SUP